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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 24, 2004

                     Community Bank Shares of Indiana, Inc.

               (Exact Name of Registrant as Specified in Charter)

           Indiana                    0-25766                    35-1938254
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                101 West Spring Street, New Albany, Indiana 47150
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code (812) 944-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On November 23, 2004, Community Bank Shares of Indiana, Inc. declared a 10% stock dividend and $0.145 cash dividend per share, payable on December 27, 2004 to shareholders of record on December 10, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

EXHIBIT NO.

99.1 Community Bank Shares of Indiana, Inc. Stock Dividend Press Release dated November 24, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


Date:  November 24, 2004                      By:    /s/ James D. Rickard
                                                 ------------------------------
                                                 Name:  James D. Rickard
                                                 Title: President and CEO


Date:  November 24, 2004                      By:    /s/ Paul A. Chrisco
                                                 ------------------------------
                                                 Name:  Paul A. Chrisco
                                                 Title: Chief Financial Officer